UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 7, 2018
Brighthouse Financial, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-37905	81-3846992
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11225 North Community House Road Charlotte, North Carolina	28277
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:
(980) 365-7100
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 under the Securities Act (17 CFR 230.405) or Rule 12b-2 under the Exchange Act (17 CFR 240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02.   Results of Operations and Financial Condition.
On May 7, 2018, Brighthouse Financial, Inc. issued (i) a news release announcing its results for the quarter ended March 31, 2018, a copy of which is attached hereto as Exhibit 99.1 and is incorporated herein by reference, and (ii) a Financial Supplement for the quarter ended March 31, 2018, a copy of which is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

In accordance with General Instruction B.2 of Form 8-K, the information in this Current Report on Form 8-K, including Exhibits 99.1 and 99.2, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 7.01.   Regulation FD Disclosure.
In connection with its earnings call for the quarter ended March 31, 2018, Brighthouse Financial, Inc. has prepared a presentation for use with investors and other members of the investment community. A copy of the presentation is attached hereto as Exhibit 99.3 and incorporated herein by reference.

In accordance with General Instruction B.2 of Form 8-K, the information in this Current Report on Form 8-K, including Exhibit 99.3, shall not be deemed “filed” for the purposes of Section 18 of the Exchange Act, or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01. Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description of Exhibit
99.1	News release of Brighthouse Financial, Inc., dated May 7, 2018, announcing its results for the quarter ended March 31, 2018
99.2	Financial Supplement for the quarter ended March 31, 2018
99.3	First Quarter 2018 Earnings Call Presentation, dated May 7, 2018

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRIGHTHOUSE FINANCIAL, INC.

By:	/s/ Lynn A. Dumais
	Name:	Lynn A. Dumais
	Title:	Chief Accounting Officer

Date: May 7, 2018

EXHIBIT INDEX

Exhibit No.	Description of Exhibit
99.1	News release of Brighthouse Financial, Inc., dated May 7, 2018, announcing its results for the quarter ended March 31, 2018
99.2	Financial Supplement for the quarter ended March 31, 2018
99.3	First Quarter 2018 Earnings Call Presentation, dated May 7, 2018

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